                                                                   Exhibit 10.15


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     This Amendment to the Employment Agreement (this "Amendment"), dated as of June 1, 2005, is made by and between Builders FirstSource, Inc., a Delaware corporation (the "Company") and Floyd Sherman (the "Executive").

     WHEREAS, the Company and the Executive have entered into the Employment Agreement, dated as of September 1, 2001 (the "Employment Agreement"); and

     WHEREAS, the parties desire to make certain amendments to the Employment Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Employment Agreement.

2. The Employment Agreement is hereby amended by deleting Section 3 in its entirety and replacing Section 3 with the following:

     "3. Position. During the Term, Executive shall serve as President and CEO of the Company, supervising the conduct of the business and affairs of the Company and performing such other duties as the Company Board shall determine."

3. Limited Effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Employment Agreement or any of the documents referred to therein. Wherever the Employment Agreement is referred to in the Employment Agreement or in any other agreements, documents, instruments, or certificates, such reference shall be to the Employment Agreement as amended hereby. Except as expressly amended hereby, the terms and conditions of the Employment Agreement shall continue in full force and effect.

4. Counterparts. This Amendment may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and may be executed in the original but transmitted by facsimile to all parties with the same force and effect as if an original, executed copy thereof had been delivered to all parties.

5. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                           BUILDERS FIRSTSOURCE, INC.


                                          By: /s/ Donald F. McAleenan
                                              ----------------------------
                                              Name:  Donald F. McAleenan
                                              Title: Senior Vice President


                                          EXECUTIVE

                                          /s/ Floyd Sherman
                                          -----------------
                                          Floyd Sherman


                                       2